Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934

                 Date of Report April 17, 2001

                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)


   Pennsylvania                               0-16276
(State or other                 (Commission File Number)
   jurisdiction
of incorporation)

            23-2449551
(IRS Employer Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania   17601-4133
      (Address of principal executive offices)                     (Zip Code)

Registrant's Telephone number, including area code:
  (717) 581-6030
                            N/A
(Former name or former address, if changed since last
                             report)

Item 1.     Changes in Control of Registrant.

          Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.    Bankruptcy or Receivership.

          Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.    Other Events.

                     On April 17, 2001, Sterling Financial Corporation
                issued a press release announcing the approval to become a financial holding company. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 6.    Resignations of Registrant's Directors.

          Not Applicable.

Item 7.    Financial Statements and Exhibits.

          (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c)    Exhibit:

                            99.1   Press Release of Sterling
                                   Financial Corporation,
                                   dated April 17, 2001.

Item 8.    Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.




                             SIGNATURES
     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            Sterling Financial Corporation
                            (Registrant)

                            By: __________________________
                                 John E. Stefan, President and
                                Chief Executive Officer


DATE     April 17, 2001

                          EXHIBIT INDEX


                                                      Page Number in
                                                      Manually Signed
    Exhibit                                              Original
     99.1       Press Release, of
                  Sterling Financial
                  Corporation
                  dated April 17, 2001.

                            Exhibit 99.1



            STERLING FINANCIAL CORPORATION